UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2019

VBI VACCINES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37769	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Third Street, Suite 2241 Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

(617) 830-3031

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, Variation Biotechnologies (US), Inc. (the “Borrower”), a subsidiary of VBI Vaccines, Inc. (the “Company”), the guarantors on the signature pages thereto (the “Guarantors”), and Perceptive Credit Holdings, L.P. (“Perceptive”) are parties to that certain Amended and Restated Credit Agreement and Guaranty, dated December 6, 2016, as amended on September 28, 2017 and July 17, 2018 (the “Existing Credit Agreement”), and the Company had issued (i) that certain Amended and Restated Warrant in favor of Perceptive for the purchase of 363,771 common shares of the Company, with an original issue date of July 25, 2014 (the “Warrant”) and (ii) that certain Second Closing Effective Date Warrant in favor of Perceptive for the purchase of up to 1,705,053 common shares of the Company, with an original issue date of December 6, 2016 (the “Second Closing Warrant”).

On January 31, 2019, the Borrower, the Company, the Guarantors and Perceptive entered into Amendment No. 3 to Amended and Restated Credit Agreement and Guaranty and Amendment to Warrant (the “Amendment”), to (i) extend the maturity date for all loans under the Existing Credit Agreement to June 30, 2020 and (ii) extend the period the Company is required to pay only the interest on loans made under the Existing Credit Agreement from December 31, 2018 to July 31, 2019. In addition, the Amendment provided that such period may be further extended to January 31, 2020 if certain endpoints with respect to the Company’s clinical trials are achieved on or before June 30, 2019.

The Amendment also amended (i) the exercise price with respect to the Warrant to $2.75 per share and (ii) the Tranche A Exercise Price and Tranche B Exercise Price (each as defined in the Second Closing Warrant) with respect to the Second Closing Warrant to $2.75 per share.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 3 to Amended and Restated Credit Agreement and Guaranty and Amendment to Warrant, dated January 31, 2019, by and among Variation Biotechnologies (US), Inc., the Guarantors party thereto, and Perceptive Credit Holdings, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VBI Vaccines Inc.

Date: February 5, 2019	By:	/s/ Jeff Baxter
Jeff Baxter
President and Chief Executive Officer